Income taxes (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Tax loss carryforwards	$ 60,784	$ 55,699
Research and development deductions and credits	14,198	13,413
Tax values of depreciable assets in excess of accounting values	2,871	4,619
Share issue costs and other	38	158
Total deferred tax assets	77,891	73,889
Valuation allowance	(77,891)	(73,889)
Total deferred tax assets	0	0
Deferred tax liabilities	0	0
Net tax asset	$ 0	$ 0